Exhibit 99.5

Asia Pacific Business Overview Rob Blain President, Asia Pacific

2010 Asia Pacific Corporate Stats Total Transaction Value $20.9 billion Property Sales (# of Transactions) 6,425 Property Sales (Transaction Value) $16.6 billion Property Leasing (# of Transactions) 11,500 Property Leasing (Transaction Value) $4.3 billion Valuation & Advisory Assignments 19,725 Property & Corporate Facilities Under Management 1.0 billion sq.ft.* Project Management Contract Value $3.6 billion * Includes affiliate offices

Pacific 45% Asia Pacific Geographic Diversification 2007 Q3 2011 YTD Revenue Greater China 13% Japan 26% Korea 2% India 5% Singapore 8% Other 1% Pacific 40% Japan 18% Greater China 17% India 14% Singapore 9% Korea 2%

Asia Pacific Revenue by Service Line Sales 31% Appraisal & Valuation 12% Other 4% Property & Facilities Management 16% 2007 Q3 2011 YTD Sales 19% Lease 34% Appraisal & Valuation 11% Other 2% Property & Facilities Management 34% Lease 37%

Asia Pacific Trends China and India – high growth markets Challenging investment market with capital constraints Increased activity and growth in all business lines Continued solid performance by Pacific market Strong growth in outsourcing consistent with global strategy Continued investment in people and platforms to support the business

Asia Pacific Economic trend Continued healthy GDP growth Driven by domestic consumption and rising intra-regional trade Increasing focus on trade with China Global job cuts “but growing in Asia” Region remains vulnerable to western economic downturn High inflation should moderate but may lower consumption demand GDP, y-o-y%

JAPAN Economic trend Recovery from the earthquake is gaining traction Export sector is holding up but domestic consumption remains weak Activity expected to be supported by stimulus packages and investment in reconstruction efforts Should boost GDP growth in 2012/13 and could stimulate longer term growth CHINA Economic trend World’s 2nd largest economy and key engine of global growth Vulnerable to slowing export demand Rapid urbanization, investment and internal consumption fueling growth Concern about inflation and overheating Policy tightening on lending and investment, with a focus on real estate Key will be achieving a “soft landing” INDIA Economic trend One of the key high-growth countries Growing middle-class population fueling private consumption High-inflation, high-interest rate environment may impact investment Capital investment growth generally expected to continue Infrastructure bottlenecks and shortage of skilled workers remain key concerns Key Markets in Asia Source : Oxford Economics GDP, y-o-y% GDP, y-o-y% GDP, y-o-y%

Australia Economic trend Impact of flooding and weak consumer confidence slowed growth in first half of 2011 Economy now rebounding due to mining and investment boom, but impact is inconsistent by location On balance, interest rates remain steady amid controlled inflation but rising unemployment Credit approvals for construction below 10 year average GDP, y-o-y%

Australia - Market Observations Business lines with strong activity: Office leasing (Sydney, Melbourne, Perth and Brisbane) Significant CBD office investment in all major cities (AU$100M – 500M) Residential mortgage valuations and project marketing Client Types: Strong demand from local superannuation funds in the investment market Strongest demand from overseas investors (diverse group) including private investors Largest cities contributing to activity: Sydney, Melbourne and Brisbane currently account for 80%+ of total major investment activity Perth in demand due to the resources sector however supply is limited

2011 Results Robust growth occurring amid solid economic fundamentals Gross revenue up 24% and 21%, Q3 2011 and YTD Q3 2011, respectively All service lines growing YTD by double digits Significant market penetration in high-growth economies Australia/New Zealand revenue up 19% YTD Q3 2011 China revenue up 30% YTD Q3 2011 India revenue up 42% YTD Q3 2011 Outsourcing of Property & Facilities Management is increasing Revenue up 18% YTD Q3 2011 Strategic in-fill acquisition Megaw and Hogg residential valuation (Australia)

APAC Priorities Maintain or attain leadership in key financial markets Grow market share by expanding and strengthening business line platform Manage and develop our human resources Deliver increasing margins through combination of revenue growth and expense management

Asia Pacific Notable Transactions JAPAN AUSTRALIA INDIA CHINA Buyer: Keihan Electric Railway Co., Ltd. Seller: Mori Building Co., Ltd. Size: 106,700 sq. ft. Address: Toranomon, Minato-ku, Tokyo Market: Tokyo Date of Transaction: August 2011

Asia Pacific Notable Transactions JAPAN AUSTRALIA INDIA CHINA Buyer: RMB fund Seller: Joint owners - CapitaLand and CITIC Trust Total Consideration: US$41 million (RMB261million) Size: 241,900 sq. ft. Address: Zhongguancun Software Park Market: Beijing Date of Transaction: March 2011 Occupiers: 22 tenants Owner: Wharf Holdings Size of leases: 350,000 sq. ft. Address: Wheelock Square, 1515 West Nanjing Road Jing An District Market: Shanghai Date of Transactions: 2010-2011

Asia Pacific Notable Transactions JAPAN AUSTRALIA INDIA CHINA Occupier: ICICI Bank Limited Owner: ICICI Bank Limited Service: Project Management Size of development: 4 million sq. ft. Address: Gachibowli, Hyderabad, Andhra Pradesh Market: Hyderabad Date of Transaction: August 2011 Country: India Party CBRE represented: Client

Asia Pacific Notable Transactions JAPAN AUSTRALIA INDIA CHINA Buyer: Memocorp Australia Pty Ltd Seller: Commonwealth Property Office Fund Total Consideration: AU$395 million Size: 44,659sqm / 480,709 sq. ft. Address: 259 George Street Market: Sydney Date of Transaction: July 2011